UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  May 3, 2005


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


        Delaware                  1-2691            13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                               Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas          76155
(Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on May 3, 2005 as Exhibit 99.1, which is included herein. This press release was issued to report April traffic for American Airlines, Inc.










                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    American  Airlines, Inc.



                                    /s/Charles D. MarLett
                                    Charles D. MarLett
                                    Corporate Secretary



Dated:  May 4, 2005








                        EXHIBIT INDEX


Exhibit   Description

99.1      Press Release








                                     Exhibit 99.1

                           CONTACT:  Tim Wagner
                                     Corporate Communications
                                     Fort Worth, Texas
                                     817-967-1577
                                     corp.comm@aa.com



FOR RELEASE: Tuesday, May 3, 2005



           AMERICAN AIRLINES REPORTS APRIL TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported an April load factor of 77.4 percent - an increase of 2.5 points compared to the same period last year. Traffic grew by 4.5 percent year over year, while capacity increased by 1.1 percent.
     International traffic increased 13.9 percent relative to last year on 12.8 percent more capacity. Domestic traffic increased 0.3 percent year over year despite a 4.1 percent capacity reduction.
     American boarded 8.1 million passengers in April.

     Detailed traffic and capacity data are on the following pages:















             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                            April
                                2005       2004       CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                    11,306,225   10,824,463     4.5 %
     D.O.T. DOMESTIC         7,579,036    7,552,679     0.3
     INTERNATIONAL           3,727,189    3,271,784    13.9
     ATLANTIC                1,611,191    1,432,033    12.5
     LATIN AMERICA           1,685,988    1,516,231    11.2
     PACIFIC                   430,010      323,521    32.9

AVAILABLE SEAT MILES (000)
  SYSTEM                    14,600,888   14,435,921     1.1 %
     D.O.T. DOMESTIC         9,548,941    9,957,615    (4.1)
     INTERNATIONAL           5,051,947    4,478,306    12.8
     ATLANTIC                1,954,415    1,756,824    11.2
     LATIN AMERICA           2,517,826    2,272,335    10.8
     PACIFIC                   579,706      449,147    29.1

LOAD FACTOR
  SYSTEM                          77.4 %       74.9 %   2.5 Pts
     D.O.T. DOMESTIC              79.3         75.8     3.5
     INTERNATIONAL                73.7         73.0     0.7
     ATLANTIC                     82.4         81.5     0.9
     LATIN AMERICA                66.9         66.7     0.2
     PACIFIC                      74.1         72.0     2.1

PASSENGERS BOARDED           8,070,700    7,733,056     4.4 %

SYSTEM CARGO TON MILES (000)   187,078      181,495     3.1 %









             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                      YEAR-TO-DATE April
                                2005       2004       CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                    43,547,406   41,048,223     6.1 %
     D.O.T. DOMESTIC        29,136,006   28,455,990     2.4
     INTERNATIONAL          14,411,400   12,592,233    14.4
     ATLANTIC                5,514,275    4,992,669    10.4
     LATIN AMERICA           7,367,943    6,359,474    15.9
     PACIFIC                 1,529,181    1,240,091    23.3

AVAILABLE SEAT MILES (000)
  SYSTEM                    57,348,266   56,948,821     0.7 %
     D.O.T. DOMESTIC        37,819,550   39,438,186    (4.1)
     INTERNATIONAL          19,528,716   17,510,634    11.5
     ATLANTIC                7,022,144    6,550,599     7.2
     LATIN AMERICA          10,464,172    9,336,609    12.1
     PACIFIC                 2,042,400    1,623,426    25.8

LOAD FACTOR
  SYSTEM                          75.9 %       72.0 %   3.9 Pts
     D.O.T. DOMESTIC              77.0         72.1     4.9
     INTERNATIONAL                73.7         71.9     1.8
     ATLANTIC                     78.5         76.2     2.3
     LATIN AMERICA                70.4         68.1     2.3
     PACIFIC                      74.8         76.3    (1.5)

PASSENGERS BOARDED          31,135,923   29,495,952     5.6 %

SYSTEM CARGO TON MILES (000)   726,385      702,363     3.4 %


                               ###

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